UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 13,  2021

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant is acquiring one South Indian Regional Air Carrier for INR 1 Billion (approximately USD $13.67M) assuming another $20 Million around in liabilities including any lease obligations. The airline currently has seven (7) aircrafts and Registrant intends to enable the transformation of the airline into a full carrier with domestic and international routes, quickly expanding the airline to operate 20+ 150-200-passenger load aircrafts each trip.

AN ACQUISITION ON THE PART OF THE REGISTRANT AND REGISTRANT’S STAKEHOLDERS INTO THE AIR CARRIER MAY BE SUBJECT TO CERTAIN ECONOMIC AND POLITICAL RISKS SUCH AS THOSE POSED BY THE ONGOING CORONAVIRUS PANDEMIC, TERRORIST ONSLAUGHT AND UNEXPECTED FLIGHT ACCIDENTS.

AIR CARRIER PERFORMANCE IS SUBJECT TO REGULATORY AND GOVERNMENT GUIDELINES PROVIDED BY MULTIPLE AND OFTEN DIFFERING JURISDICTIONS.

THE INTENDED GROWTH PLANS AND BUSINESS PLAN OF THE AIRLINE MAY NOT COME INTO FRUITION AS THE RESULT OF ANY DECLINE IN GENERAL ECONOMIC CONDITIONS OR REGULATORY RESTRICTIONS OR FOR ANY OTHER REASON THAT THE MANAGEMENT OF THE REGISTRANT IS NOT AWARE.

REGISTRANT MAY ADDITIONALLY NOT BE SUCCESSFUL IN SECURING CAPITAL FULLY OR PATIALLY AS INTENDED FOR ACQUISITION OR ALSO FOR CLEARING CARRIER LIABILITIES AS INTENDED.

IF ACQUISITION IS CONSUMMATED, REGISTRANT MAY ALSO NOT OBSERVE INCOME OR CAPITAL GAINS FROM ITS INVESTMENT AS EXPECTED AND EARNINGS PAY BACK MAY TAKE LONGER THAN EXPECTED TIME. REGISTRANT MAY JUST INCUR LOSSES AND MAY NOT BE ABLE TO RECOVER PRINCIPAL INVESTMENTS.

FURTHER, EVEN IF CARRIER EXPANSION IS COMPLETED AS INTENDED, THE CARRIER MAY NOT BE ABLE TO REALIZE MONIES FULLY OR PARTIALY FROM DEBTORS FORCING THE CARRIER TO FALL INTO A LIQUIDITY TRAP AND BECOME FINANCIALLY ENSTRANGED SUBJECTING REGISTRANT AND ITS INVESTORS TO LOSE SEVERELY TO THE EXTENT THAT THEIR INVESTED CAPITAL MAY EVEN BE WIPED AWAY COMPLETELY.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

January 13, 2021	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman